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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-04290, 333-52907, 333-83007,
333-55470, 333-65502, 333-95965 and 333-96969) of Tollgrade Communications, Inc.
and Subsidiaries of our report dated January 21, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
PITTSBURGH, PENNSYLVANIA

March 12, 2004